SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 29, 2008
(Date of earliest event reported)
HARRINGTON WEST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
610 Alamo Pintado Road, Solvang, California	93463
(Address of principal executive offices)	(Zip Code)
(805) 688-6644
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 3.02.         Unregistered Sales of Equity Securities

Item 9.01.         Financial Statements and Exhibits.

SIGNATURE

EXHIBIT 99.1

Item 3.02     Unregistered Sales of Equity Securities.

HARRINGTON WEST FINANCIAL GROUP, INC. ANNOUNCES A PREFERRED AND COMMON EQUITY PRIVATE PLACEMENT OF 197,000 PREFERRED SHARES AND 1,040,000 COMMON SHARES

Harrington West Financial Group, Inc., the holding company for Los Padres Bank and its division, Harrington Bank, today announced that it has executed stock purchase agreements for $11.4 million in equity capital through a private placement of 197,000 preferred shares at $25 per share with an 8% annual dividend, convertible at anytime into 4 shares of common stock ($6.25 conversion price) and 1,040,000 common shares at $6.25 per share to accredited investors and directors of the Company and Bank.  Concordia Financial Services Fund, L.P. (“Concordia”) will contribute $10.0 million of this capital by purchasing common and preferred shares which will take place in two closings.  This offering was priced on September 25, 2008, and the first closing took place on September 29, 2008.  Concordia purchased $4.4 million through 61,757 preferred shares and 458,768 common shares in the first closing while accredited investors and officers and directors of the Company purchased $1.425 million through 57,000 preferred shares for an aggregate of $5.8 million in proceeds from the first closing.  Subject to regulatory and shareholder approval, Concordia will invest an aggregate $5.6 million through the purchase of 581,232 shares of common stock and 78,243 shares of preferred stock in the second closing. In connection with the stock offering, the Company and Concordia Capital Advisors, LLC (“CCA”), have entered into a binding term sheet, and are in the process of negotiating a final agreement based thereon, whereby CCA will provide financial advisory services to the Company for, among other things, identification of potential acquisition targets and other strategic initiatives.  CCA will be paid a monthly retainer and will receive a success fee (credited against the monthly retainer) for business opportunities it sources, including a fee of 1.75% of the proceeds from the sale of common and preferred stock to Concordia, but not to any other investors, in the first and second closing.  The sale of the shares was completed in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933.

Harrington West Financial Group, Inc. is a $1.2 billion, diversified, financial institution holding company for Los Padres Bank and its division Harrington Bank. HWFG operates 17 full service banking offices on the central coast of California, the Phoenix metro, and the Kansas City metro. The Company also owns Harrington Wealth Management Company, a trust and investment management company with $182.8 million in assets under management or custody.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

99.1 Press Release Dated September 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

		By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

Date:	October 1, 2008